[PIONEER LOGO]


Pioneer
Cash Reserves
Fund

ANNUAL REPORT 12/31/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    4

Schedule of Investments                            6

Financial Statements                               8

Notes to Financial Statements                     14

Report of Independent Public Accountants          18

Trustees, Officers and Service Providers          19

Programs and Services for Pioneer Shareowners     20

Pioneer Cash Reserves Fund

LETTER FROM THE CHAIRMAN 12/31/98

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Cash Reserves Fund, covering the 12 months ended December 31, 1998. On behalf of your investment team, I thank you for your interest.

We all are aware of the volatility that the United States stock market, and markets around the globe, experienced in 1998. The bond market and Pioneer Cash Reserves Fund benefited from this volatility. Investors diversified their portfolio away from stocks, turning to high-quality, short-term securities for their reputation as relatively "safe" investments. The uncertain and erratic behavior of the financial markets offers clear incentives to invest in a variety of categories and maintain a well-balanced portfolio. By allocating assets to more than one investment type, investors are not as dramatically affected when financial markets experience the inevitable changes with which we have all become familiar.

While a low volatility, long-term investment is important for a portfolio, money market funds also have the potential to provide for short-term needs. But, remember, especially at volatile times like these, your investment professional can be a valuable resource to help you sort through your choices and plot an effective course to achieve your near term and more distant financial goals.

Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer Cash Reserves Fund, please call your investment professional. You can contact Pioneer at 1-800-225-6292, or visit our web site at www.pioneerfunds.com.

Respectfully,


/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.
Chairman and President

Pioneer Cash Reserves Fund

PORTFOLIO SUMMARY 12/31/98

P o r t f o l i o    D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

                        U.S. Government Agency
  Commercial Paper            Obligations             Repurchase Agreement

         80%                      9%                           11%

[END PIE CHART]

1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

   1. Credit Suisse First Boston Group, Inc., 4.75%, 1/4/99        10.85%
   2. Norwest Financial Inc., 5.23%, 1/29/99                        4.10
   3. National Rural Utilities Corp., 5.11%, 1/25/99                3.91
   4. Pepsico, Inc., 5.2%, 1/29/99                                  3.71
   5. Walt Disney Co., 5.1%, 1/14/99                                3.50
   6. American Express Credit Corp., 5.05%, 1/22/99                 3.34
   7. E.I. du Pont de Nemours & Co., 5.01%, 2/11/99                 3.28
   8. Transamerica Finance Corp., 5.11%, 2/5/99                     3.14
   9. Prudential Funding Corp., 5.33%, 1/6/99                       3.13
  10. Xerox Corp., 5.2%, 1/11/99                                    3.12

Fund holdings will vary for other periods.

Pioneer Cash Reserves Fund

PERFORMANCE UPDATE 12/31/98

S h a r e   P r i c e s
--------------------------------------------------------------------------------

 Net Asset Value per Share       12/31/98       12/31/97
 Class A Shares                   $1.00          $1.00
 Class B Shares                    1.00           1.00
 Class C Shares                    1.00           1.00

D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Per Share                 Income          Short-Term        Long-Term
 (12/31/97 - 12/31/98)     Dividends       Capital Gains     Capital Gains
 Class A Shares            $0.047               -                 -
 Class B Shares             0.039               -                 -
 Class C Shares             0.040               -                 -

Y i e l d s
--------------------------------------------------------------------------------

 (Annualized)               7-Day        7-Day Effective*
 Class A Shares             4.43%              4.53%
 Class B Shares             3.60               3.67
 Class C Shares             3.85               3.92

*Assumes daily compounding of dividends.

Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1 per share. An investment in the Fund is not insured or guaranteed by the U.S. government.

Pioneer Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

In the fiscal year ended December 31, 1998, Pioneer Cash Reserves Fund met its investment objective of providing high current income and preservation of capital. The Fund seeks to maintain a stable $1 share price. The Fund invests exclusively in high-quality money market instruments issued by the U.S. government, corporations and banks. All issues in the portfolio have the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Ratings Group (A1) and Moody's Investor Services (P1). (Ratings apply to underlying securities, not Fund shares.)

In the following discussion, Sherman B. Russ offers a detailed account of the investment environment and strategies that affected your Fund's performance over the year. An investment professional for more than 20 years, Mr. Russ, along with Kenneth J. Taubes, oversees the team of portfolio managers and analysts responsible for the Fund's day-to-day management. Mr. Taubes joined us in September, bringing with him 13 years of investment experience.


Q: How did the Fund perform?

A: This year, the Fund was again successful in achieving a high level of income, one of its objectives. The seven-day effective yield for Class A Shares was 4.53% on December 31. For the year, the Fund's Class A Shares returned 4.84% at net asset value. That equaled the 4.84% average for taxable money market funds, according to Lipper, Inc., an independent company that ranks mutual fund performance. Interestingly, a high volume of investors sent money into the Fund, most likely in an attempt to avoid the risks of the stock market. The Fund grew by $59 million and 3,207 shareowner accounts over the year.


Q: What happened with short-term interest rates over the year?

A: During the first six months, they fluctuated only slightly. The one-year
   Treasury bill's yield peaked at 5.49% on April 29, up from 5.08% on January
   9. Later in the year, in response to the continuing global financial crisis, the Federal Reserve played the role of the world's top banker, dropping the federal funds and discount rates to add

Pioneer Cash Reserves Fund


   liquidity to world markets. Three cuts of 25 basis points (0.25%) each, brought the federal funds rate down to 4.75%. These moves were the Fed's first interest rate reductions in almost three years. One-year Treasurys hit a low yield of 3.86% on October 16. Now we expect interest rates to remain fairly stable until at least the middle of 1999.


Q: What strategies did you use in managing the Fund?

A: When selecting securities, we always included only those money market instruments we considered to be good values. We also adjusted the maturity of the Fund's securities, extending when interest rates were lower and shortening when rates rose. As always, we worked to keep the portfolio liquid. On average, the maturity of the portfolio ranged from 17 to 35 days. Currently, the Fund's average maturity is 25 days.


Q: What is your outlook for the year ahead?

A: We think the recent record-setting levels of the U.S. stock market and the "first quarter phenomenon" - higher spending and production - will pass, and economic growth will return to a more conservative pace. Inflation is low, a circumstance that bodes well for the bond market. These all indicate to us that the Fed will probably put any more rate changes on hold for the near term, and well into 1999. Money market instruments and bonds should continue to offer the potential for solid rates of return after inflation, making them both appealing investment choices.

   We will continue to focus on the highest-quality money market instruments and look forward to providing you with more details on the Fund's results in our semiannual report in six months.

Pioneer Cash Reserves Fund

SCHEDULE OF INVESTMENTS 12/31/98


Principal
Amount                                                                     Value
                INVESTMENT IN SECURITIES - 100.0%

                Commercial Paper - 80.2%

$8,000,000      American General Finance Corp., 5.05%, 2/4/99       $  7,965,211
10,699,000      American Express Credit Corp., 5.05%, 1/22/99         10,671,985
 8,980,000      BancOne Corp., 5.04%, 1/15/99                          8,966,171
 9,110,000      Chevron Oil Corp., 6.0%, 1/7/99                        9,105,445
 7,508,000      Citigroup Inc., 5.07%, 2/5/99                          7,474,164
 9,962,000      The Coca-Cola Co., 5.04%, 1/28/99                      9,928,528
10,000,000      Deere (John) Capital Corp., 5.13%, 1/12/99             9,988,600
10,555,000      E.I. du Pont de Nemours & Co., 5.01%, 2/11/99         10,499,182
 8,000,000      Ford Motor Credit Corp., 5.12%,1/22/99                 7,979,520
 7,500,000      Gannett Co., 4.92%, 1/8/99                             7,495,900
 8,335,000      General Electric Capital Corp., 5.03%, 1/21/99         8,315,202
 6,853,000      General Motors Acceptance Corp., 5.07%, 2/18/99        6,809,569
 9,889,000      Household Finance Corp., 5.03%, 1/5/99                 9,887,618
 9,168,000      IBM Corp., 5.03%, 1/14/99                              9,155,190
 8,595,000      Motorola Inc., 5.0%, 3/23/99                           8,501,888
12,550,000      National Rural Utilities Corp., 5.11%, 1/25/99        12,512,590
13,160,000      Norwest Financial Inc., 5.23%, 1/29/99                13,112,202
 8,260,000      Paccar Financial Corp., 5.0%, 2/25/99                  8,200,344
 5,520,000      Penney (J.C.) Co., 5.15%, 1/15/99                      5,511,314
11,910,000      Pepsico, Inc., 5.2%, 1/29/99                          11,866,992
 5,000,000      Proctor & Gamble Co., 5.02%, 1/19/99                   4,989,542
10,000,000      Prudential Funding Corp., 5.33%, 1/6/99                9,997,039
 5,885,000      Republic New York Corp., 5.02%, 3/3/99                 5,837,403
 8,000,000      Schering-Plough Corp., 5.17%, 1/20/99                  7,981,618
10,100,000      Transamerica Finance Corp., 5.11%, 2/5/99             10,054,124
 6,600,000      Virginia Electric & Power Co., 5.12%, 1/7/99           6,597,184
 6,075,000      Virginia Electric & Power Co., 5.3%, 1/13/99           6,066,951
11,210,000      Walt Disney Co., 5.1%, 1/14/99                        11,194,119
10,000,000      Xerox Corp., 5.2%, 1/11/99                             9,989,889
                                                                    ------------
                Total Commercial Paper                              $256,655,484
                                                                    ------------
                U.S. Government Agency Obligations - 8.9%
$9,500,000      Federal Farm Credit Bank, 5.32%, 1/4/99             $  9,500,000
 9,500,000      Federal Farm Credit Bank, 4.9%, 3/1/99                 9,500,000
 9,500,000      Federal Farm Credit Bank, 4.87%, 4/1/99                9,500,000
                                                                    ------------
                Total U.S. Government Agency Obligations            $ 28,500,000
                                                                    ------------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund



Principal
Amount                                                                     Value
                Repurchase Agreement - 10.9%

$34,700,000     Credit Suisse First Boston Group, Inc., dated
                 12/31/98, 4.75%, repurchase price of
                 $34,700,000 plus accrued interest on 1/4/99,
                 collateralized by $34,445,000 U.S. Treasury
                 Notes, 5.5%, 2/29/00                               $ 34,700,000
                                                                    ------------
                Total Repurchase Agreement                          $ 34,700,000
                                                                    ------------
                TOTAL INVESTMENT IN SECURITIES (a)                  $319,855,484
                                                                    ============

(a) At December 31, 1998, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003 if not utilized.


The accompanying notes are an integral part of these financial statements.    7

Pioneer Cash Reserves Fund

BALANCE SHEET 12/31/98


ASSETS:
  Investment in securities (cost $319,855,484)             $319,855,484
  Cash                                                           96,258
  Receivables -
   Fund shares sold                                           6,397,661
   Interest                                                     193,131
  Other                                                           3,933
                                                           ------------
    Total assets                                           $326,546,467
                                                           ------------
LIABILITIES:
  Payables -
   Investment securities purchased                         $  9,500,000
   Fund shares repurchased                                    8,502,365
   Dividends                                                     66,154
  Due to affiliates                                             192,612
  Accrued expenses                                               13,000
                                                           ------------
    Total liabilities                                      $ 18,274,131
                                                           ------------

NET ASSETS:
  Fund shares                                              $308,548,399
  Accumulated net realized loss on investments                 (276,063)
                                                           ------------
    Total net assets                                       $308,272,336
                                                           ============

NET ASSET VALUE PER SHARE:
 (Offering and redemption price; unlimited number of
   shares authorized)
   Class A (based on $250,317,534/250,593,570 shares)      $       1.00
                                                           ============
   Class B (based on $39,638,833/39,638,857 shares)        $       1.00
                                                           ============
   Class C (based on $18,315,969/18,315,972 shares)        $       1.00
                                                           ============




8   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

STATEMENT OF OPERATIONS

For the Year Ended 12/31/98


INVESTMENT INCOME:
  Interest                                                                  $15,457,640
                                                                            -----------

EXPENSES:
  Management fees                                          $1,112,593
  Transfer agent fees
   Class A                                                    535,436
   Class B                                                     56,889
   Class C                                                     21,887
  Distribution fees
   Class A                                                    285,318
   Class B                                                    367,184
   Class C                                                    146,562
  Accounting                                                   74,704
  Custodian fees                                               52,869
  Registration fees                                           123,592
  Professional fees                                            49,185
  Printing                                                     25,717
  Fees and expenses of nonaffiliated trustees                  20,933
  Miscellaneous                                                13,867
                                                           ----------
    Total expenses                                                          $ 2,886,736
    Less fees paid indirectly                                                  (323,137)
                                                                            -----------
    Net expenses                                                            $ 2,563,599
                                                                            -----------
     Net investment income                                                  $12,894,041
                                                                            -----------
  Net increase in net assets resulting from operations                      $12,894,041
                                                                            ===========



The accompanying notes are an integral part of these financial statements.    9

Pioneer Cash Reserves Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 12/31/98 and 12/31/97


                                                              Year Ended        Year Ended
FROM OPERATIONS:                                               12/31/98           12/31/97
Net investment income                                     $     12,894,041    $   10,356,069
                                                          ----------------   ---------------
  Net increase in net assets resulting from operations    $     12,894,041    $   10,356,069
                                                          ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.05 and $0.05 per share, respectively)       $    (10,879,125)   $   (9,482,518)
  Class B ($0.04 and $0.04 per share, respectively)             (1,418,785)         (751,165)
  Class C ($0.04 and $0.04 per share, respectively)               (596,131)         (122,386)
                                                          ----------------   ---------------
   Total distributions to shareholders                    $    (12,894,041)   $  (10,356,069)
                                                          ----------------   ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  1,568,278,082    $  683,897,126
Reinvestment of distributions                                   11,406,413         9,426,036
Cost of shares repurchased                                  (1,520,467,534)     (644,867,096)
                                                          ----------------   ---------------
  Net increase in net assets resulting from
    fund share transactions                               $     59,216,961    $   48,456,066
                                                          ----------------   ---------------
  Net increase in net assets                              $     59,216,961    $   48,456,066
                                                          ----------------   ---------------
NET ASSETS:
Beginning of year                                              249,055,375       200,599,309
                                                          ----------------   ---------------
End of year                                               $    308,272,336    $  249,055,375
                                                          ================   ===============


CLASS A                            '98 Amount         '97 Amount
Shares sold                      $  1,158,431,336    $563,485,292
Reinvestment of distributions           9,745,095       8,642,216
Less shares repurchased            (1,126,900,165)  (552,432,199)
                                 ----------------   -------------
  Net increase                   $     41,276,266   $ 19,695,309
                                 ================   =============
CLASS B
Shares sold                      $    134,241,917   $ 68,418,680
Reinvestment of distributions           1,245,114        673,272
Less shares repurchased              (128,325,343)   (46,956,344)
                                 ----------------   -------------
  Net increase                   $      7,161,688   $ 22,135,608
                                 ================   =============
CLASS C
Shares sold                      $    275,604,829   $ 51,993,154
Reinvestment of distributions             416,204        110,548
Less shares repurchased              (265,242,026)   (45,478,553)
                                 ----------------   -------------
  Net increase                   $     10,779,007   $  6,625,149
                                 ================   =============


10   The accompanying notes are an integral part of these financial statements.

                           Pioneer Cash Reserves Fund
                         FINANCIAL HIGHLIGHTS 12/31/98

                                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  12/31/98     12/31/97     12/31/96     12/31/95     12/31/94
CLASS A
Net asset value, beginning of year                                $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                                                  -------      -------      -------      -------     --------
Increase from investment operations:
 Net investment income                                            $  0.05      $  0.05      $  0.05      $  0.05     $  0.03
Distributions to shareholders:
 Net investment income                                              (0.05)       (0.05)       (0.05)       (0.05)       (0.03)
                                                                  -------      -------      -------      -------     --------
Net asset value, end of year                                      $  1.00      $  1.00      $  1.00      $  1.00     $  1.00
                                                                  =======      =======      =======      =======     ========
Total return*                                                        4.84%        4.78%        4.65%        5.17%        3.57%
Ratio of net expenses to average net assets                          0.88%+       0.94%+       0.91%+       0.88%+       0.50%
Ratio of net investment income to average net assets                 4.61%+       4.62%+       4.50%+       5.00%+       2.59%
Net assets, end of year (in thousands)                            $250,318     $209,041     $189,346     $163,820    $173,195
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.88%        0.98%        1.05%        1.15%        0.65%
 Net investment income                                               4.61%        4.58%        4.36%        4.73%        2.44%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.77%        0.87%        0.85%        0.82%           -
 Net investment income                                               4.72%        4.69%        4.56%        5.06%           -

*Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
+Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Cash Reserves Fund

FINANCIAL HIGHLIGHTS 12/31/98

                                          Year Ended    Year Ended     Year Ended       3/31/95 to
                                           12/31/98      12/31/97       12/31/96         12/31/95
CLASS B
Net asset value, beginning of period       $  1.00       $  1.00        $  1.00         $ 1.00
                                           -------       -------        -------         ------
Increase from investment operations:
 Net investment income                     $  0.04       $  0.04        $  0.04         $ 0.03
Distributions to shareholders:
 Net investment income                       (0.04)        (0.04)         (0.04)         (0.03)
                                           -------       -------        -------         ------
Net asset value, end of period             $  1.00       $  1.00        $  1.00         $ 1.00
                                           =======       =======        =======         ======
Total return*                                 3.96%         3.89%          3.82%           3.28%
Ratio of net expenses to average
  net assets                                  1.67%+        1.75%+         1.75%+          1.66%**+
Ratio of net investment income to
  average net assets                          3.79%+        3.85%+         3.66%+           4.20%**+
Net assets, end of period
  (in thousands)                           $39,639       $32,477        $10,342         $  7,574
Ratios assuming no waiver of
  management fees by PIM and no
  reduction for fees paid indirectly:
 Net expenses                                 1.67%         1.78%          1.88%            1.86%**
 Net investment income                        3.79%         3.82%          3.53%            4.00%**
Ratios assuming waiver of
  management fees by PIM and
  reduction for fees paid indirectly:
 Net expenses                                 1.60%         1.70%          1.67%            1.61%**
 Net investment income                        3.86%         3.90%          3.74%            4.25%**

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratio assuming no reduction for fees paid indirectly.

12   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

FINANCIAL HIGHLIGHTS 12/31/98


                                                     Year Ended    Year Ended       1/31/96 to
                                                      12/31/98      12/31/97         12/31/96
CLASS C
Net asset value, beginning of period                  $  1.00       $  1.00           $ 1.00
                                                      -------       -------           ------
Increase from investment operations:
 Net investment income                                $  0.04       $  0.04           $ 0.03
Distributions to shareholders:
 Net investment income                                  (0.04)        (0.04)           (0.03)
                                                      -------       -------           ------
Net asset value, end of period                        $  1.00       $  1.00           $ 1.00
                                                      =======       =======           ======
Total return*                                            4.12%         3.96%            3.35%
Ratio of net expenses to average net assets              1.66%+        1.79%+           1.84%**+
Ratio of net investment income to average net
  assets                                                 3.79%+        3.84%+           3.61%**+
Net assets, end of period (in thousands)              $18,316       $ 7,537           $  912
Ratios assuming no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
 Net expenses                                            1.66%         1.81%            1.95%**
 Net investment income                                   3.79%         3.82%            3.50%**
Ratios assuming waiver of management fees by PIM
  and reduction for fees paid indirectly
 Net expenses                                            1.38%         1.62%            1.77%**
 Net investment income                                   4.07%         4.01%            3.68%**

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Cash Reserves Fund

NOTES TO FINANCIAL STATEMENTS 12/31/98

1. Organization and Significant Accounting Policies

Pioneer Cash Reserves Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income is recorded on the accrual basis.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Pioneer Cash Reserves Fund


   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corp. (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodi-

Pioneer Cash Reserves Fund

NOTES TO FINANCIAL STATEMENTS 12/31/98                               (continued)

   ans. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1998, $116,735 was payable to PIM related to management fees, administrative and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,453 in transfer agent fees payable to PSC at December 31, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and an indirect subsidiary of PGI, a service fee of up to 0.15% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $74,424 in distribution fees payable to PFD at December 31, 1998.

Pioneer Cash Reserves Fund


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1998, CDSCs in the amount of $202,798 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $323,137 under such arrangements.

Pioneer Cash Reserves Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Cash Reserves Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Cash Reserves Fund as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cash Reserves Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 12, 1999

Pioneer Cash Reserves Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                     Officers
John F. Cogan, Jr.           John F. Cogan, Jr., Chairman and
Mary K. Bush                  President
Richard H. Egdahl, M.D.      David D. Tripple, Executive Vice President
Margaret B.W. Graham         Sherman B. Russ, Vice President
John W. Kendrick             John A. Boynton, Treasurer
Marguerite A. Piret          Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser

Pioneer Investment Management, Inc.


Custodian

Brown Brothers Harriman & Co.


Independent Public Accountants

Arthur Andersen LLP


Principal Underwriter

Pioneer Funds Distributor, Inc.


Legal Counsel

Hale and Dorr LLP


Shareowner Services and Transfer Agent

Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com



This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]   Pioneer Investment Management, Inc.
                 60 State Street                           0299 - 6029
                 Boston, Massachusetts 02109               (C) Pioneer Funds Distributor, Inc.
                 www.pioneerfunds.com                      [Recycle Symbol] Printed on Recycled Paper